SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: July 23, 1997
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                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                  --------------------------------------------
                      (Issuer with respect to Certificates)


       New York              33-93570                13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)         Identification No.)
      incorporation)


        270 Park Avenue, New York, New York               10017
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      (Address of principal executive offices)          (Zip code)


                                (212) 270-6000
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                (Registrant's telephone number, including area code)

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Item 5. Other Events

         On or about April 18, 1997, pursuant to Section 3.09 of the Pooling and Servicing Agreement, dated as of September 1, 1995, for Revolving Home Equity Loan Asset Backed Certificates Series 1995-1 among The Chase Manhattan Bank, as seller and servicer (the "Servicer") and Bank One, Columbus, N.A., as trustee (the "Trustee") (such agreement being the "Pooling and Servicing Agreement") the Servicer delivered to the Trustee, MBIA Insurance Corporation, Standard & Poors and Moody's Home Equity Surveillance an annual statement, signed by officers of the Servicer, as to compliance (the "Officer's Certificate").

         On or about April 18, 1997, pursuant to Section 3.10 of the Pooling and Servicing Agreement, the Servicer delivered to the Trustee, MBIA Insurance Corporation, Standard & Poors and Moody's Home Equity Surveillance a report from Price Waterhouse LLP (the "Report of Independent Accountants").

         Copies of each of the Officer's Certificate and the Report of Independent Accountants required by the Pooling and Servicing Agreement are being filed as Exhibits 20.1 and 20.2, respectively, to this Current Report on Form 8-K.


Item 7 (c).     Exhibits
                --------

Exhibits         Description
--------         -----------

20.1 Officer's Certificate, dated April 19, 1997, delivered pursuant to Section 3.09 of the Pooling and Servicing Agreement, dated September 1, 1995.

20.2 Report of Independent Accountants, dated April 19, 1997, delivered pursuant to Section 3.10 of the Pooling and Servicing Agreement, dated September 1, 1995.

                             SIGNATURES
                             ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE CHASE MANHATTAN BANK


                                    /s/ William J. Murray
                                    ---------------------
                                    By: William J. Murray
                                    Title: Vice President

Date:   July 23, 1997

                                        INDEX TO EXHIBITS
                                        -----------------


  Exhibits                  Description
  --------                  -----------


     20.1 Officer's Certificate, dated April 19, 1997, delivered pursuant to Section 3.09 of the Pooling and Servicing Agreement, dated September 1, 1995.

     20.2 Report of Independent Accountants, dated April 19, 1997, delivered pursuant to Section 3.10 of the Pooling and Servicing Agreement, dated September 1, 1995.